SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               Amendment No. 1 on
                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  April 4, 2002
                        (Date of Earliest Event Reported)


                              Network Commerce Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Washington                     0-26707               91-1628103
 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
       of Incorporation                                   Identification Number)

             411 First Avenue South, Suite 200 N, Seattle, WA 98104 (Address of Principal Executive Offices, including zip)


                                 (206) 223-1996
              (Registrant's Telephone Number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 4.       Changes In Registrant's Certifying Accountant.

     Effective as of April 4, 2002, Network Commerce Inc., a Washington corporation (the "Company") decided not to retain its independent auditors, Arthur Andersen LLP and determined to engage Moss Adams LLP as its new independent auditors. On April 8, 2002, the Company received letter confirmation from Arthur Andersen LLP of the cessation of the client-auditor relationship. The change in independent auditors was made subsequent to the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2001. This determination was approved by the Board of Directors of the Company, upon the recommendation of the Audit Committee.

     During the Company's two most recent fiscal years and the subsequent interim period through April 4, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports. In addition, during the Company's two most recent fiscal years and the subsequent interim period, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "Commission")).

     The audit reports of Arthur Andersen LLP on the Company's financial statements for the past two fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, or were modified as to uncertainty, audit scope, or accounting principles, except that the reports contained an explanatory paragraph regarding the Company's ability to continue as a going concern.

     The Company has provided Arthur Andersen LLP with a copy of the disclosures made in this Current Report on Form 8-K in advance of the day that these disclosures were filed by the Company with the Commission. Attached as Exhibit
16.1 to this Amendment No. 1 on Form 8-K/A is a copy of Arthur Andersen LLP's letter stating its agreement with such statements.

     During the Company's two most recent fiscal years and the subsequent interim period, the Company did not consult with Moss Adams LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

         Dated:  April 12, 2002.

                              NETWORK COMMERCE INC.



                              By: /s/ N. Scott Dickson
                                  ------------------------------------
                                  N. Scott Dickson
                                  Chief Financial Officer